

Exhibit 99.1

EEI Financial Conference

Eversource Energy

November 11-13, 2018

Safe Harbor Statement

All per share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to controlling interests of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. Management uses this non-GAAP financial measure to evaluate earnings results, provide details of earnings results by business, and more fully compare and explain our third quarter and first nine months 2018 and 2017 results. Management believes that this measurement is useful to investors to evaluate the actual and projected financial performance and contribution of Eversource Energy's businesses. Non-GAAP financial measures should not be considered as alternatives to Eversource Energy's consolidated net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This presentation includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements are based on current expectations, estimates, assumptions or projections and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by important factors that could cause our actual results to differ materially from those contained in our forward-looking statements, including, but not limited to cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers, acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our transmission and distribution systems, ability or inability to commence and complete our major strategic development projects and opportunities, actions or inaction of local, state and federal regulatory, public policy and taxing bodies, substandard performance of third-party suppliers and service providers, fluctuations in weather patterns, including extreme weather due to climate change, changes in business conditions, which could include disruptive technology related to our current or future business model, increased conservation measures of customers and development of alternative energy sources, contamination of or disruption in our water supplies, changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability, changes in levels or timing of capital expenditures, disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly, changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations, changes in accounting standards and financial reporting regulations, actions of rating agencies, and other presently unknown or unforeseen factors. Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC) and updated as necessary, and are available on Eversource Energy's website at www.eversource.com and the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements; each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Recent Successes

Resolution of key electric and natural gas distribution rate cases

Excellent reliability and safety performance

Completion of Aquarion transaction

Completion of fossil and hydro generation divestiture

Progress on numerous clean energy initiatives

S&P credit rating of "A+": Highest rating in industry

Eversource's Total Return Has Performed Well in the Short and Long Term

Total Shareholder Return	YTD 10/31/18	2017	3-Year	5-Year	10-Year
ES (1)	**2.7%**	**18.0%**	**30.0%**	**90.4%**	**183.5%**
EEI Index	4.1%	11.7%	26.1%	83.7%	97.6%
S&P 500	3.0%	21.8%	38.3%	108.1%	126.0%

(1) TSR for 2017 represents the 8th time in 9 years that ES has achieved double-digit returns. Only two other companies in the EEI Index can make this statement. Multiple year returns represent the periods ended 12/31/17.

EVERSOURCE ENERGY

Strong Long-Term Earnings Growth Expected to Continue



6.4% EPS 5-Year Growth Rate
5% - 7% Growth off 2017 Base
$2.28
$2.53
$2.65
$2.81
$2.96
$3.11
$3.20 - $3.30
2012A*
2013A*
2014A*
2015A*
2016A
2017A
2018E
2019E
2020E
2021E

*Excludes merger and integration costs

Dividend Growth Continues to Outperform Peers


Annualized Dividend
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
8% 8-Year CAGR
$1.10
$1.372
$1.47
$1.57
$1.67
$1.78
$1.90
$2.02
7.3%
24.7%*
7.1%
6.8%
6.4%
6.6%
6.7%
6.3%
5% - 7%
2011
2012
2013
2014
2015
2016
2017
2018

** Reflects impact of NU-NSTAR merger*

Payout Ratios:	58%	59%	59%	60%	61%

REGULATORY UPDATE

Positive Regulatory Developments in Recent Months

Yankee Gas Rate Settlement

- Effective date: 11/15/18, subject to PURA approval
- Authorized ROE: 9.3% (current 8.83%)
- Step rate increases in 2020 and 2021
- Revenue decoupling
- Tracking mechanism for aging infrastructure replacements and for cap ex over $150 million

FERC Transmission ROE Update

- Order issued: 10/16/18
- Current base: 10.57%; Cap: 11.74%
- Illustrative base: 10.41%; Cap: 13.08%
- New methodology that averages DCF, CAPM, risk premium, expected earnings
- Provides path forward to resolve 2011, 2012, 2014 and 2016 complaints against New England transmission ROEs
- Briefing to be completed in early 2019 with ROE orders to follow
- Likely to mitigate future FERC Section 206 complaint filings

Expected to provide more stability and predictability for transmission ROEs

Aquarion MA Rate Order

- Order issued: 10/31/18
- Effective date: 11/1/18
- Provides additional revenue of $2 million
- Authorized ROE: 10.5%
- New tracker for certain capital investments

Long-Term Distribution Rate Plans in Effect for Largest Operating Companies

CL&P

- Effective Date: 5/1/18
- Authorized ROE: 9.25%
- Term: 3 years
- Base rate increases of $64.3 million on 5/1/18, $31 million on 5/1/19 and $29.2 million on 5/1/20
- Key Provisions:
  Continued revenue decoupling; tracking mechanism for capex over $270 million

NSTAR Electric

- Effective Date: 2/1/18
- Authorized ROE: 10%
- Term: 5 years
- Base rate decrease of $19 million on 2/1/18 (net of tax reform) followed by inflation-adjusted increases from 2019-2022
- Key Provisions:
  Revenue decoupling; approval of grid modernization expenditures with tracking for battery storage; EV infrastructure

Massachusetts Grid Mod: Outer Cape Community Battery Project


Provincetown
N. Truro
Circuit #96
Truro
T. Substation
115kV line
23kV line
N.O. switch
Wellfleet
Circuit #94B
Line #125
Tie Switch #T 1-94A-94B
Circuit #94A
Orleans

What It Is:
A lithium ion battery, projected to provide up to three hours of back up supply in the summer and 10 hours in the winter.

What It Will Look Like:
The battery will be housed in a Cape Style Building on about half an acre in the Outer Cape.

What It Will Do:
Improve reliability in Provincetown, Truro and Wellfleet by an estimated 50% on the distribution and transmission system.

Avoid the need to build 13 miles of distribution line through the Cape Cod National Seashore area.

Act as the equivalent to taking approximately 25,000 homes off the grid during peak hours.

Massachusetts Grid Mod: Make-Ready EV Plan

- First step to supporting electric vehicles in our service territory
- We are evaluating program options to file in CT and NH
- We believe the total investment opportunity across the three states could reach $500 million over the next decade


EVERSOURCE Contribution
Customer Contribution
Without Make Ready Program
Utility Distribution Network
Utility Mounted Transformer
Utility Meter
Conduit Infrastructure Trenching
EV Charger
EVERSOURCE Contribution
With Make Ready Program
Customer Contribution

- **DPU decision received Nov 2017**
- **$45 million capital investment**
- **In service by 2022**

- **Supports up to 3,500 charging points (up to 430 customer sites)***
  - **Non-residential (except multi-unit dwellings)**
  - **Level 2 and DC Fast Charger**

*Reference case; actual installations may be more or less based on demand, location, and cost

Regulatory Status of Implementing Tax Reform

- **FERC**
  - Federal income tax (FIT) rate decline to 21% reflected in rates effective 1/1/18
  - Filed comments on FERC's Notice of Inquiry on 5/21/18; Awaiting FERC response to address impacts through second filing
- **NSTAR Electric**
  - FIT rate decline to 21% reflected in new rates effective 2/1/18
  - DPU to address ADIT refund in performance based rates mechanism
- **CL&P**
  - FIT rate decline to 21% reflected in 5/1/18 rates
  - ADIT refund to commence effective May 2019
- **PSNH, Aquarion NH**
  - PSNH to begin refunding tax impacts no later than July 1, 2019
  - Aquarion NH will be addressed in individual docket
- **NSTAR Gas**
  - FIT rate decline to 21% set prospectively on 7/1/18
  - DPU to address ADIT refund and 1/1 through 6/30 period in separate docket
- **Yankee Gas**
  - Proposed rate case settlement incorporates 21% FIT rate and ADIT refund for new rates effective 11/15/18
- **Aquarion CT**
  - PURA expected to address as part of generic docket, along with other water, electric and gas companies
- **Aquarion MA**
  - Reflected in current rate proceeding; proposing to use savings to fund new infrastructure tracker

CAPITAL INITIATIVES

November Update to Our Utility Core Business Four-Year Capital Plan

(in millions)


$2,742*
$178
$100
$422
$1,170
$872
On Target
$6,511*
$347
$335
$1,194
$2,887
$1,748
Now Projecting $7.1 Billion
2018E
2019-2021E
Transmission
Electric Distribution & Solar
Gas Distribution
Water
Other, Including IT

* February 2018 10-K estimate

Drivers of Expected Increase in Utility Capital Expenditures From 2019-2021

Transmission (up $300M since February):

- Additional investments in structures and system hardening as a result of robust maintenance programs and post-March and May storm assessments

Electric Distribution (up $200M since February):

- Additional automation, distribution facility upgrades and storm hardening investments identified during March and May post-storm assessments
- Greater than expected customer growth rate in Greater Boston area driving need for increased substation investments

Natural Gas Distribution (up $100M since February):

- Acceleration of cast iron and bare steel pipe replacement programs in MA
- Additional plant upgrades at Hopkinton LNG facility for reliability

Eversource can achieve long-term EPS growth around the middle of its 5% to 7% CAGR with no major projects (Northern Pass, Off-Shore Wind, Access Northeast) and no share repurchases

Increasing Investments In Our Electric Distribution System



Growth in Greater Boston



System Hardening and Reliability Upgrades



Targeted Equipment Replacement

Actual installation- Windsor St in Cambridge


Switch
RTU
Battery Box
T-Box

Growing Automation Investments

Status of Grid Modernization and Advanced Metering Infrastructure (AMI) in Massachusetts and Connecticut

Massachusetts (D.P.U. 15-122)

- May 2018 decision approved $133 million in grid facing investments in visibility and automation through 2020
- Next three-year plan will be filed in 2020
- In its 15-122 decision, the DPU affirmed support for advanced metering functionality and stated expectation for new proceeding into "customer facing" technologies

Connecticut (Docket # 17-12-03)

- PURA currently reviewing distribution company planning and grid modernization
- Topics include foundational investments in grid edge visibility, forecasting and communications as well as integration of advanced technologies
- Remaining schedule:
  - Briefs – November 26, 2018
  - Reply Briefs – December 3, 2018
  - Draft Decision – January 4, 2019
  - Final Decision – January 23, 2019

Increasing Investments In Our Natural Gas Business



Accelerating Cast Iron & Bare Steel Replacements



Ongoing LNG Investments

30% of NSTAR Gas Mains (Bare Steel, Cast Iron, Unprotected Coated Steel) Cause 92% of the Leaks

Miles of Main – Year-End 2017


Plastic
58%
Cast iron
10%
Bare steel
8%
Unprotected
coated steel
12%
Protected
coated steel
12%

Leaks – Year-End 2017


Cast iron
36%
Plastic
7%
Protected
coated steel
1%
Unprotected
coated steel
19%
Bare steel
37%

Calculated using 2017 data reported to PHMSA via Form 7100.1-1.

Pipe Replacements 2015-2021

Consistent with our sustainability strategy, we replaced 61 miles of cast iron and steel pipe with safer, more durable plastic in 2017.


In Millions
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
2015A: $44, $45
2016A: $58, $59
2017A: $48, $67
2018E: $49, $93
2019E: $69, $93
2020E: $75, $104
2021: $85, $114
CT Accelerated Replacement Program
MA Gas System Enhancement Program

Natural Gas Capex Continues To Grow as a Result of Pipe Replacement, LNG Facility Upgrades and System Modernization and Expansion


At least $100 million of additional capex expected over 2019-2021 period in next forecast
In Millions
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$175
$194
$213
$271
$335
$422
$425
$380
$389
2013A
2014A
2015A
2016A
2017A
2018E
2019E
2020E
2021E

Progress on Major Transmission Reliability Projects

Greater Boston Reliability Solution

- 28 projects including seven new transmission lines, new substations and substation expansion projects
- 16 projects have been placed in service
- 9 projects under construction
- 1 project in planning but expected to enter construction in Q2 2019
- 2 projects in MADPU expected Q4 2018 Approval
- Projected completion: 2021 (all but three by end of 2019)
- Total projected investment: $560 million
- Investment through September 30: $311.4 million

Greenwich Substation Project

- Original proposal rejected without prejudice by CT Siting Council in 2016
- New design includes scaled down substation
- CT Siting Council approved new project design in November 2017
- Town appealed siting decision in December 2017
- Working with town on development and management plan during appeal process
- Projected completion: 2020
- Total projected ES investment: $80 million



Greater Hartford Central Connecticut (GHCC)

- 27 projects for Greater Hartford, Manchester, Southington, Middletown and NW CT
- 21 of 27 projects now in service
- Six projects under construction
- Projected completion: 2019
- Total projected investment: $350 million
- Investment through September 30: $226.5 million

Seacoast Reliability Project

- New 13-mile project between Portsmouth and Madbury, NH
- Expected NHSEC approval: Late 2018 or early 2019
- Projected completion: December 2019
- Total projected investment: $84 million
- Investment through September 30: $29.4 million

Current Progress on Major Water Reliability Projects

Southwest Fairfield County (SWFC) Supply Improvements

- Major pumping, supply, and transmission program aimed at improving reliability in the Stamford and Greenwich, CT region
- Anderson Road pump station in service 2017 - $5 million
- Phase 1 transmission mains 2017/2018 - $10 million
- Investment through September 30: $7 million
- Total projected 2018 investment: $9 million

Water Main Replacement Program

- Replacement Program of 33 projects in 15 towns in CT, MA, and NH
- 22 projects have been placed in service
- 11 projects in construction in Q4
- $24 million in WICA filings approved in CT
- Total projected 2018 investment: $25 million
- Investment through September 30: $17 million



Seacoast Reliability Program

- Major program of improvements for Hampton, Hampton Beach, Rye and Rye Brook NH
- Transmission main improvements: $2.6 million
- New source of supply installed and tested
- Centralized treatment facility approved by the Town in January 2018
- Abutter lost Superior Court appeal but appealed to NH State Supreme Court – decision anticipated late 2019
- Total projected investment: $9.5 million
- Investment through September 30: $3.4 million

Greater Bridgeport System SWTP Capital Improvement Program

- 9 projects for the three surface water treatment plants serving 11 towns in Fairfield County, CT
- 4 of 9 projects now in service
- Total projected 2018 investment: $7 million
- Investment through September 30: $5 million

A Deeper Look at Aquarion Water-CT's Nearly $200 Million Plan to Improve SW CT Supplies

Transmission Main Improvements

- Phase 1 – Water mains complete $10 million
- Phase 2 – Stamford mains projected $18 million
    - 50% complete in October 2018
    - Bidding for remainder in November 2018
    - Project completion 2019
- Phase 3 – Partial parallel SWRP projected $56 million
    - Routing analysis in 2018
    - Design – 2019 to 2020
    - Diversion permitting – 2018 to 2020
    - Execution – 2020 to 2023
- Phase 4 – Hemlocks pump station and main projected $93 million
    - Alternative analysis – 2020
    - Design – 2021 to 2022
    - Execution – 2023 to 2026
- Total program estimated at $180 million

Pumping Improvements

- Anderson Road pump station in service 2017 $5 million
- Havemeyer pump station projected $6 million
    - Design 2018
    - Execution 2019/2020

Supply Improvements

- Cannondale Well Diversion Permit Application filed with DEEP (Additional 1 MGD)
- Cannondale treatment facility projected $3 million
- Search for additional sources of supply in the Greenwich / Stamford region continues


Monroe
Redding
Ridgefield
Trumbull
Easton
Wilton
Weston
Hemlocks Reservoir
Bridgeport
Hemlocks WTP
New Canaan
Belden Tanks
Laurel Reservoir
Wilton Road Pump Station
Bargh Reservoir
Stamford WTP
North Stamford Reservoir
Westport
Norwalk
Wire Mill Well
Stamford
Darien
Putnam WTP
Southwest Regional Pipeline
Mianus WTP
Rewak Well
Greenwich
Norwalk Interconnection

Incremental Investments Expected to Grow Aquarion Rate Base 2 to 3 Times Faster Than Before Eversource Acquisition


10% Overall Growth Over 3 Years
35% Overall Growth Over 4 Years
Year- End Rate Base in $ Millions
$690
$700
$740
$760
$810
$900
$950
$1,030
2014
2015
2016
2017
2018E
2019E
2020E
2021E

ESG PERFORMANCE AND CLEAN ENERGY INITIATIVES

Eversource is a Key Partner in Regional Energy Efficiency Efforts


★ Most Improved
Ranks 1 - 10
Ranks 11 - 20
Ranks 21 - 30
Ranks 31 - 40
Ranks 41 - 51

#1 Energy Efficiency Provider in the Nation
- According to Ceres, 2016 Benchmarking Utility Clean Energy report

Eversource MA, #1 Most Energy Efficient Utility in the United States
- According to ACEEE, in their first edition of the Utility Energy Efficiency Scorecard

Generates pre-tax earnings of $30 million per year

Note: The lower the number…the more effective the Energy Efficiency Programs

Source: American Council for an Energy-Efficient Economy 2017 Scorecard

Eversource Maintained Top Quartile Performance For All Sustainability Raters

JUST Capital 2017	Sustainalytics 2018	Newsweek 2017	CDP 2017	Bloomberg 2017
Eversource	CMS Energy	PG&E	National Grid (A)	Exelon
Sempra	Eversource ↑	CMS Energy	PG&E (A-)	PG&E
NextEra Energy	PG&E	Exelon	Sempra (A-)	Duke
CenterPoint	Xcel Energy	Eversource ↑	AES Corp (A-)	Xcel Energy
Con Edison	Exelon	Con Edison	Avangrid (A-)	AEP
PG&E	NiSource	Avangrid	Eversource (B) →	Eversource →
Exelon	DTE Energy	Duke	Exelon (B)	Sempra
NiSource	AEP	Sempra	Xcel Energy (B)	NiSource
Edison Int'l	PSEG	Entergy	AEP (B)	Entergy
PSEG	Entergy	Xcel Energy	NRG (B)	Con Edison
CMS Energy	Sempra	AES Corp	CMS Energy (B-)	AES Corp
PPL	National Grid	NextEra Energy	Duke (C)	WEC Energy
DTE Energy	AES Corp	PPL	WEC Energy (C)	DTE Energy
AEP	WEC Energy	NRG	NiSource (C)	Edison Int'l
Entergy	PPL	WEC Energy	Ameren (C)	NRG
Dominion Energy	Ameren	DTE Energy	DTE Energy (C)	PPL
AES Corp	Con Edison	Edison Int'l	PSEG (D)	Avangrid
SCANA Corp	Duke	Ameren	Con Edison (F)	PSEG
Pinnacle West	Dominion Energy	Southern Co.	Entergy (F)	Dominion Energy
Avangrid	Edison Int'l	Dominion Energy	PPL (F)	National Grid
Ameren	Southern Co.	AEP	SCANA (F)	Ameren
Southern Co.	CenterPoint	CenterPoint	Unitil (F)	CMS Energy
Duke	SCANA Corp	PSEG		Southern Co.
Employee, Customer Focus	Considers Materiality	Carbon Intensity Focus	Carbon Reduction Focus	Disclosure Focus

In May 2018 Sustainalytics assessment, Eversource's score increased due to a significant improvement in our score for environmental aspects (68 to 74)

Bloomberg and CDP 2017 rank is based on 2016 data
Sustainalytics score rank is based on scores in Bloomberg Terminal as of 6/30/18 (score can change daily)
Newsweek 2017 rank uses 2013-2015 environmental data normalized by 2015 revenue

New England States' Aggressive Renewable and GHG Targets Likely Unaffected By Change in Washington


Regional Greenhouse Gas Emission Targets
MMTCO2e
160
110
60
10
-40
16
94
44
13
71
40
3
19
9
1990 Actual
2020/2025 Target
2050 Target
NH
MA
CT

Renewable Portfolio Standards in Place

	2017	2020	2025
CT	22.5%	29%	38%
MA	22.34%	23.5%	29.75%
NH	17.6%	20.7%	25.2%

(Percentage of electricity that must come from qualifying renewable facilities)

Eversource Addressing Largest Sources of New England Carbon Emissions: Transportation, Space Heating and Power Generation


2016 Energy Carbon Emissions by Source
New England vs. U.S.
100%
80%
60%
40%
20%
0%
5.9%
16.7%
29.0%
48.4%
18.2%
34.8%
10.3%
36.7%
Industrial
Power generation
Space heating
Transportation
New England
U.S.

Source: U.S. Energy Information Administration

Carbon Reduction Goals and Vehicle Emissions Standards Will Help Electrify Transportation Sector


Indus.
5%
Commercial
12%
Electric Power
18%
Residential
21%
Transportation
44%

MA/CT CO2 emissions by sector (2015)

Significant progress yet to be made in decarbonizing the transportation sector

States' Objectives

- Ambitious goals set forth in the 2008 Global Warming Solutions Act
- Reduce GHG emissions 80% below 1990 levels by 2050
- Committed to 450,000 EVs on the road by 2025 as part of ZEV Alliance

EVs on the road in MA/CT


450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
# of EVs
Current EV adoption trajectory insufficient to ensure compliance with 2025 target
2011
2012
2013
2014
2015
2016
2017
2018*
ZEV 2025 Goal

*2018 data available through February

Barriers to EV Adoption

- Limited availability of public charging stations ✓
- Cost of charging infrastructure ✓
- Lack of consumer awareness ✓
- Upfront cost of electric vehicles
- Variety of available vehicle models

✓ An appropriate level of utility support can address these barriers and drive market transformation

Bay State Wind: Transforming Clean Energy in New England


Massachusetts
Connecticut
Rhode Island
BAY STATE WIND

- Eversource and Ørsted plan to construct a large scale, offshore wind facility in North America
- 50-50 partnership in Bay State Wind
- Proposed offshore wind farm 15-25 miles south of Martha's Vineyard
  - 300 square mile ocean area can accommodate at least 2,000 MW of capacity
- Bay State not awarded initial 1,400 MW of awards in MA, CT and RI
  - Bay State bid into CT zero-carbon RFP. Results expected by end of 2018.
  - More wind RFPs scheduled in MA and NY

FINANCIAL DEVELOPMENTS

Third Quarter and First Nine Month 2018 Results

	3Q 2018	3Q 2017	Change	YTD 9-30-18	YTD 9-30-17	Change
Electric Distribution	$0.55	$0.50	$0.05	$1.19	$1.24	($0.05)
Electric Transmission	0.34	0.31	0.03	1.04	0.91	0.13
Natural Gas Distribution	(0.04)	(0.02)	(0.02)	0.16	0.15	0.01
Water Distribution	0.06	0.00	0.06	0.08	0.00	0.08
Parent & Other	0.00	0.03	(0.03)	0.05	0.06	(0.01)
Reported EPS (GAAP)	$0.91	$0.82	$0.09	$2.52	$2.36	$0.16

Successful Conclusion of PSNH Generation Sale Resulted in Significant Changes in PSNH Capital Structure

Source of Proceeds in 2018

Proceeds from plant sales $194 million

Net proceeds from issuance of rate reduction bonds $629 million



Use of Proceeds in 2018

Decrease in notes payable to ES Parent $258 million

Retirement of PSNH Long-Term Debt $110 million

Return of equity capital to ES Parent net of 2018 dividends, capital contribution $455 million

More Than $1 Billion of Higher Cost Debt Matures Through 2020

2019 Maturities

Issuer	Size (in $millions)	Rate	Maturity
CL&P	$250	5.50%	2/1/19
Yankee Gas	$50	5.26%	11/1/19
ES Parent	$350	4.50%	11/15/19
PSNH	$150	4.50%	12/1/19

2020 Maturities

Issuer	Size (in $millions)	Rate	Maturity
NSTAR Gas	$125	4.46%	1/1/20
NSTAR Electric	$95	5.10%	3/1/20
Yankee Gas	$50	4.87%	4/1/20
NSTAR Gas	$25	9.95%	12/1/20

Eversource Energy Credit Rating Agency Developments in 2018

MOODY'S INVESTORS SERVICE

- CL&P, Aquarion Company, and Aquarion CT ratings raised one notch
- NSTAR Electric outlook raised to "positive"
- Published note saying it viewed Yankee Gas settlement positively

STANDARD & POOR'S

- A+ stable corporate credit rating affirmed

FitchRatings

- Eversource Parent outlook still "positive"

S&P Ratings For Eversource Best Among Electric Utility Peers


1. ES (Stable)
1
0
13
17
8
2
A+
A
A-
BBB+
BBB
BBB-

*Standard & Poor's credit ratings

We Continue to Meet or Exceed Our Commitments to Investors

Our Commitments:	***Results Delivered:***	
1. Exceed industry EPS and dividend growth	Five-year average EPS and dividend growth of 6.4% and 7.5%, respectively, through 2017. Growth driven by robust regulated Cap Ex program	✓
2. Reduce spending – Target 3-4%/yr.	Five-year average O&M reduction 4%-5%/yr. through 2017 (~ $300M)	✓
3. Maintain strong financial condition	"A+" credit rating is the best in industry	✓
4. Deliver top-tier service quality and reliability	Reliability and safety metrics significantly improved since 2012 – top quartile	✓
5. Continue to grow our transmission, gas and water businesses	Transmission portfolio continues to grow; natural gas investment accelerating	✓
5. Address environmental, social and governance strengths	Achieving top-quartile rating from sustainability raters	✓